Exhibit 13.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BRF S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Lorival Nogueira Luz Júnior, Global Chief Executive and Financial and Investor Relations Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: [/s/ Lorival Nogueira Luz Júnior]

Name:  Lorival Nogueira Luz Júnior

Title:    Global Chief Executive and Financial and Investor Relations Officer

April [27], 2018